September 13, 2024

BNY MELLON INVESTMENT FUNDS IV, INC.

BNY Mellon Tax Managed Growth Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon Investment Funds IV, Inc. (the “Company”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of BNY Mellon Tax Managed Growth Fund (the “Fund”), and BNY Mellon ETF Trust II, on behalf of BNY Mellon Concentrated Growth ETF (the “Acquiring ETF”). If approved by Fund shareholders, the Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund (“ETF”) through its reorganization with and into the Acquiring ETF. Accordingly, if the reorganization is approved by Fund shareholders, the Fund will transfer its assets to the Acquiring ETF, in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities (the “Reorganization”).

The Acquiring ETF will be established solely for the purpose of effecting the Reorganization and will carry on the business of the Fund and assume its performance and financial records. BNY Mellon ETF Investment Adviser, LLC (“BNYM ETF Adviser”), an affiliate of BNYM Adviser, will serve as the investment adviser to the Acquiring ETF. Fayez Sarofim & Co., LLC (“Sarofim & Co.”), the Fund’s current sub-adviser, will serve as the sub-adviser to the Acquiring ETF and, subject to BNYM ETF Adviser’s supervision and approval, provide the day-to-day management of the Acquiring ETF’s investments. The current primary portfolio managers of the Fund will manage the Acquiring ETF. The Acquiring ETF will be overseen by a different board, and will have certain different third-party service providers, than the Fund. The Acquiring ETF will not commence investment operations unless and until the Reorganization is consummated.

As described in more detail below, in exchange for their Fund shares, Fund shareholders will either receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management, a government money market fund advised by BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), the Fund’s current investment adviser, and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNYM Adviser. If you hold your Fund shares through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform, please see additional information below. After the Reorganization, the Fund will cease operations and will be terminated as a series of the Company.

BNYM Adviser believes that the Reorganization will permit the Fund’s shareholders to pursue similar investment goals in the Acquiring ETF, which has a lower management fee and an estimated lower total expense ratio than the Fund. Management also believes that the Reorganization will provide certain other benefits for the Fund’s shareholders, including increased portfolio transparency, the potential for enhanced tax efficiency and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange.

The Acquiring ETF has a similar investment objective and investment strategies as the Fund. The Fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. The Acquiring ETF’s investment objective is to seek long-term capital appreciation. Sarofim & Co. uses a similar approach when choosing stocks for each fund. Unlike the Fund, however, the Acquiring ETF is non-diversified, which means the Acquiring ETF may invest a relatively high percentage of its assets in a limited number of issuers. While the Acquiring ETF’s portfolio will initially be the same as the Fund’s portfolio at the time of the Reorganization, the Acquiring ETF’s portfolio will typically consist of 25-35 stocks. As of June 30, 2024, the Fund’s portfolio consisted of stocks of 46 companies.

It is currently contemplated that shareholders of the Fund as of October 18, 2024 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about January 15, 2025. If the Agreement is approved, the Reorganization will be consummated on or about the close of business on March 28, 2025 (the “Closing Date”).

If the Reorganization is approved, and you hold your Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), such as an account with an affiliated broker-dealer of BNYM ETF Adviser or an unaffiliated broker-dealer, you will become a shareholder of the Acquiring ETF on the Closing Date and will no longer be a shareholder of the Fund. You will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund immediately before the Reorganization. In addition, approximately one to two business days before the Reorganization, you will receive cash equal to the net asset value of any fractional shares of the Fund you hold at such time.

If the Reorganization is approved and you hold your Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), such as an account directly with the Fund at the Fund’s transfer agent, BNY Mellon Transfer, Inc. (the “Transfer Agent”), or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will not receive Acquiring ETF shares in connection with the Reorganization. Instead, depending on the type of account through which you hold your Fund shares, you will either receive cash or Wealth shares of Dreyfus Government Cash Management. The redemption or transfer of your investment may be subject to tax. More detail is provided below with respect to the types of accounts that cannot hold Acquiring ETF shares and what will happen if you own your investment in the Fund through such accounts.

•	Non-Accommodating Brokerage Accounts: If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.
•	Non-Accommodating Retirement Accounts: If you hold Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If such shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal to the net asset value of your Fund shares immediately before the Reorganization.
•	Fund Direct Accounts: If you hold Fund shares in an account directly with the Fund at the Transfer Agent, you should transfer your Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, approximately two to three weeks before the Reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.
•	Fund Direct BNY Mellon-Sponsored Retirement Accounts: If you hold Fund shares through a BNY Mellon-sponsored retirement account directly with the Fund at the Transfer Agent and do not take action to transfer the investment in the Fund to a different investment option or to a Qualifying Account, approximately two to three weeks before the

Reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. To request a copy of the Dreyfus Government Cash Management prospectus, please call 1-800-373-9387.

Please consult with your financial intermediary or tax adviser for more information on the impact that the Reorganization would have on you and your investments. The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to a Qualifying Account. Contact your broker to make the necessary changes to your account. If you are unsure about the ability of your account to accept Acquiring ETF shares (i.e., ETF shares), please call BNY Mellon Brokerage Services at 1-800-843-5466 or contact your financial adviser or other financial intermediary. If you currently hold your Fund shares through an account directly with the Fund at the Transfer Agent, management will attempt to contact you with options, including the opportunity to establish a Qualifying Account with a BNYM ETF Adviser affiliate. Transferring your shares from a Fund direct account to a Qualifying Account should be a simple process. Qualifying Accounts are offered by BNY Mellon Brokerage Services, an affiliate of BNYM Adviser and BNYM ETF Adviser. To open a brokerage account with BNY Mellon Brokerage Services, please call 1-800-843-5466 or visit:

https://bnymellonbrokerageaccount.netxinvestor.com/nxi/welcome.

The sooner you initiate making these changes, the better.

Effective on or about October 18, 2024, (i) the contingent deferred sales charge (“CDSC”) applicable to Class C shares (and Class A shares, if applicable) of the Fund will not be imposed on redemptions made by shareholders of the Fund before the Reorganization or in connection with the Reorganization, (ii) the applicable front-end sales load will not be imposed on investments in the Fund’s Class A shares, (iii) the Fund’s 12b-1 fees will be waived, and (iv) any letters of intent will be closed out.

To the extent investments are made in the Fund on or after October 18, 2024, the Fund’s distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase.

Effective on or about November 15, 2024, no investments for new accounts will be permitted in the Fund (with the exception of new accounts for certain wrap programs and existing Fund shareholders who transfer their Fund accounts to a brokerage or other account that is eligible to hold Acquiring ETF shares). The reinvestment of dividends and capital gains distributions will continue to be permitted. Approximately two days prior to the Reorganization, the Fund will be closed to all investments, redemptions and exchanges.

The Acquiring ETF offers one class of shares and does not issue shares in fractional shares. If the Reorganization is approved by the Fund’s shareholders, Class A and Class C shares of the Fund will be converted into Class I shares (without a CDSC or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. The Fund will then effect a share split to approximate the net asset value per share of the Acquiring ETF, in an effort to reduce the number of fractional shares. After such share split, any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The share split and redemption of fractional shares are expected to occur approximately one to two business days before the Reorganization. The distribution to shareholders of redemption proceeds, which is expected to be a small amount, will likely be a taxable event to shareholders who hold their shares in a taxable account and shareholders are encouraged to consult their tax advisors to determine the effect of such redemption.

As a condition to the closing of the Reorganization, the Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders or the Acquiring ETF as a direct result of the Reorganization. Fund shareholders may, however, be required to recognize gain or loss if their shares are redeemed, in whole or in part, in connection with the Reorganization.

If the Reorganization is approved by Fund shareholders and you do not want to receive Acquiring ETF shares, you can exchange your Fund shares for shares of another mutual fund in the BNY Mellon Family of Funds that is not participating in the Reorganization or redeem your Fund shares. The exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your Fund shares or exchange them into another mutual fund in the BNY Mellon Family of Funds prior to the Reorganization is the second business day immediately preceding the Closing Date.

After the Reorganization, Acquiring ETF shares may only be purchased and sold in the secondary market. Because Acquiring ETF shares trade at market prices rather than at net asset value, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s net asset value. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring ETF (bid) and the lowest price a seller is willing to accept for shares of the Acquiring ETF (ask) (bid-ask spread). As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring ETF, nor is it a solicitation of any proxy. A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to the Fund’s shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring ETF, including the investment strategies and the associated risks of investing in the Acquiring ETF, how shares of the Acquiring ETF are priced and how shareholders may purchase and sell their Acquiring ETF shares, some unique features of ETFs as compared to mutual funds, along with other matters related to the Reorganization.

0149STK0924

4